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                                                                   EXHIBIT 10.8




                           REVOLVING PROMISSORY NOTE


$2,000,000 Maximum Principal Amount                           May 20, 1996
Non-negotiable                                                Irvine, California


         FOR VALUE RECEIVED, the undersigned, Diedrich Coffee, a California corporation ("Borrower"), hereby promises to pay to the order of Redwood Enterprises VII, L.P., a California limited partnership with offices at 450 Newport Center Drive, Suite 450, Newport Beach, California 92660 or its successors or assigns ("Lender"), the principal sum of Two Million Dollars ($2,000,000) or such lesser amount as may be borrowed under the terms of this Note, together with interest on the unpaid principal amount from time to time outstanding from the date hereof until the principal amount of this Note is paid in full, in accordance with the terms of this Note, at the Note Rate (as defined below). The principal of this Note, together with all accrued interest, shall become due and payable on September 30, 1996.

         The "Note Rate" shall be the lesser of the prime rate plus three percent or the maximum rate allowable by law. The prime rate as of any date shall be determined by reference to the prime rate as published in the Wall Street Journal (the base rate on corporate loans posted by at least 75% of the thirty largest U.S. banks). Interest shall be computed daily at the Note Rate on the basis of the actual number of days in which all or any portion of the principal amount hereof is outstanding computed on the basis of a 360 day year.

         Borrower may borrow any amount up to an aggregate amount of $2,000,000 by providing notice to Lender no less than three (3) business days prior to the date of the borrowing, which notice shall include the amount of such borrowing and the date of such borrowing; provided that each such borrowing shall be in a minimum principal amount of $50,000 or any larger multiple of $10,000. Within the limits set forth in this Note, Borrower may borrow, repay and reborrow amounts under this Note, provided that the aggregate principal balance outstanding under this Note at any given time shall not exceed $2,000,000.

         All loans made by Lender and all repayments of the principal thereof shall be recorded by the Lender and endorsed by an officer of the Borrower on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of Lender to make any such recordation or of Borrower to make any such endorsement shall not affect the obligations of Borrower hereunder.

         In the event that any principal and/or interest is not paid when due, without affecting any of Lender's other rights and remedies, the unpaid principal amount and, to the extent permitted by applicable law, interest, shall bear interest at the Note Rate and shall be payable on demand of Lender until such unpaid amount is paid in full.

         Principal and interest shall be payable in lawful money of the United States at Lender's offices located at the address set forth above.

         This Note may be prepaid in full at any time by the Borrower without penalty.
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         Each of the following shall constitute an event of default ("Event of Default") under this Note:

         (a) Borrower shall fail to pay when due (whether by acceleration or otherwise) principal or interest on this Note, and such default unless otherwise cured shall have continued for a period of fifteen (15) days; or

         (b) Borrower shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

         (c) an involuntary case or other proceeding shall be commenced against the Borrower seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower under the federal bankruptcy laws as now or hereafter in effect.

         If an Event of Default shall occur and be continuing or shall exist, the principal amount of the Promissory Note and interest accrued thereon shall be immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived, and an action therefor shall immediately accrue.

         This Note shall be governed by, and construed and enforced in accordance with, the internal laws (excluding the laws of conflict) of the State of California.

         All agreements between the undersigned and the holder hereof are expressly limited so that in no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof, acceleration of maturity of the unpaid principal balance hereof, or otherwise, shall the amount paid or agreed to be paid to the holder hereof for the use, forbearance or detention of the money to be advanced hereunder exceed the highest lawful rate permissible under applicable usury laws. If, from any circumstances whatsoever, fulfillment of any provision hereof, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law which a court of competent jurisdiction may deem applicable hereto, then ipso facto, the obligations to be fulfilled shall be reduced to the limit of such validity, and if from any circumstances the holder hereof shall ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance due hereunder and not to the payment of interest.

         No failure to exercise and no delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

         This Note may be amended or modified only upon the written consent of both Borrower and Lender. Any amendment must specifically state the provision or provisions to be amended and the manner in which such provision(s) are to be amended.



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         Borrower promises to pay all the cost and expenses, including reasonable attorneys' fees, incurred in the collection and enforcement of this Note. Borrower and each surety, endorser, guarantor, and other party ever liable for payment of any sums of money payable under this Note, hereby, jointly and severally, consent to renewal and extension of time at or after the maturity hereof, without notice, and hereby, jointly and severally waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

                                        Borrower:

                                        Diedrich Coffee

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------




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                           REVOLVING PROMISSORY NOTE


                        LOANS AND PAYMENTS OF PRINCIPAL

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                                   Amount of      Unpaid
                  Amount of        Principal     Principal         Lender             Borrower
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